UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

THE HAIN CELESTIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE HAIN CELESTIAL GROUP, INC. 2022 Annual Meeting Vote in Advance by November 16, 2022 11:59 PM ET THE HAIN CELESTIAL GROUP, INC. 1111 MARCUS AVENUE LAKE SUCCESS, NY 11042 D91461-P79708 You invested in THE HAIN CELESTIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 17, 2022. Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 3, 2022 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and vote without entering a control number November 17, 2022 9:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/HAIN2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting and the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or email copy) and to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Richard A. Beck For 1b. Celeste A. Clark For 1c. Dean Hollis For 1d. Shervin J. Korangy For 1e. Mark L. Schiller For 1f. Michael B. Sims For 1g. Carlyn R. Taylor For 1h. Dawn M. Zier For 2. Proposal to approve, on an advisory basis, named executive officer compensation. For 3. Proposal to ratify the appointment of Ernst & Young LLP to act as registered independent accountants of the Company for the fiscal year ending June 30, 2023. For 4. Proposal to approve the 2022 Long Term Incentive and Stock Award Plan. For Our board has fixed the close of business on September 20, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of such stockholders will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/HAIN2022. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D91462-P61016